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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): March 17, 2005

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          NEVADA                      000-33625                 87-0618509
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

23 CORPORATE PLAZA, SUITE 280, NEWPORT BEACH, CALIFORNIA           92660
     (Address of principal executive offices)                    (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 999-1600

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

In connection with the termination of Kenneth Dill as the Company's interim Chief Financial Officer, Chief Operating Officer and Treasurer, as described below under Item 5.02(b), the Company has terminated its employment agreement dated September 11, 2002 with Mr. Dill, effective March 17, 2005.

This agreement was "at-will" and contained no severance provisions. Pursuant to the terms of the agreement, Mr. Dill retains 620,000 unregistered shares of Company stock and a vested option to purchase 620,000 shares of Company stock with an exercise price of $0.32.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(b) On March 23, 2005, PivX Solutions, Inc. (the Company) announced that the board of directors had terminated Kenneth Dill as Interim Chief Financial Officer, Chief Operating Officer and Treasurer of the Company, effective March 17, 2005.

Mr. Dill, had been interim Chief Financial Officer, Chief Operating Officer and Treasurer of the Company since the reverse merger of the Company into Drilling, Inc. on March 25, 2004. Prior to the Company going public, Mr. Dill had been Chief Operating Officer and President of PivX Solutions LLC since joining on September 11, 2002.

(c) On March 17, 2005, Company's Board of Directors appointed Rob Shively, the Company's President and Chief Executive Officer, to serve in the additional positions of the Company's Acting Chief Financial Officer and Treasurer, effective March 17, 2005. Mr. Shively has served as the Company's President and Chief Executive Officer and Chairman of the Company's Board of Directors since March 25, 2004, and as PivX Solutions LLC's Chief Executive Officer and Director since its inception in 1999. Mr. Shively is 45 years old.

In June 2001, the Company entered into an employment agreement with Mr. Shively that continues unchanged. This agreement provides for (i) base compensation of $240,000 per year with a 6% annual increase; (ii) one time grant of 6,355,000 unregistered shares of the Company stock; (iii) discretionary bonuses; and (iv) a term of five years with a severance package of two years base salary for termination for any reason other than breach of fiduciary or violation of state or federal laws.


         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 23, 2005                    PIVX SOLUTIONS, INC.

                                        By: /S/ ROBERT N. SHIVELY
                                            ------------------------------
                                        Name: Robert N. Shively
                                        Title: Chief Executive Officer